                                                                  EXHIBIT 99.3.4

                       WEST VIRGINIA PCS ALLIANCE, L.C.

                           CONDENSED BALANCE SHEETS
                      June 30, 2000 and December 31, 1999

                                                                           June 30, 2000        December 31, 1999
                                                                         -----------------   -----------------------
                                                                             (Unaudited)
                                 ASSETS
Current Assets
      Cash and cash equivalents                                              $ 10,053,155           $      8,120
      Accounts receivable, net of allowance of $400 ($100 in 1999)              2,235,346                832,763
      Other receivables                                                           270,556                175,376
      Inventories                                                               1,512,073              1,281,241
      Prepaid expenses                                                            140,884                 69,049
                                                                             ------------           ------------
                 Total current assets                                          14,212,014              2,366,549

Subordinated Capital Certificates                                               2,554,143              2,506,255
                                                                             ------------           ------------

Property and Equipment

      Land and building                                                           948,060                942,988
      Network plant and equipment                                              29,292,819             33,898,373
      Furniture, fixtures and other equipment                                   1,964,399              1,330,005
      Radio spectrum licenses                                                   6,132,100              6,132,100
                                                                             ------------           ------------
                 Total in service                                              38,337,378             42,303,466

      Under construction                                                       11,442,244              5,436,007
                                                                             ------------           ------------
                                                                               49,779,622             47,739,473

      Less accumulated depreciation                                             3,244,889              2,317,215
                                                                             ------------           ------------
                                                                               46,534,733             45,422,258
                                                                             ------------           ------------
Other Assets
      Radio spectrum licenses                                                   2,870,928              2,844,772
      Other                                                                       533,612                356,894
                                                                             ------------           ------------
                                                                                3,404,540              3,201,666
                                                                             ------------           ------------
                                                                             $ 66,705,430           $ 53,496,728
                                                                             ============           ============

                    LIABILITIES AND MEMBER'S DEFICIT
Current Liabilities
      Accounts payable                                                       $  6,494,430           $  1,819,567
      Due to affiliates                                                         3,662,112              1,059,198
      Accrued payroll                                                              79,563                 59,797
      Advance billings                                                             36,946                 27,550
      Accrued interest                                                                  -                  5,434
      Other accrued liabilities                                                    94,074                104,530
                                                                             ------------           ------------
                 Total current liabilities                                     10,367,125              3,076,076

Long-Term Liabilities
      Long-term debt                                                           51,136,389             51,125,102
      Other long term liabilities                                              13,040,008                      -
                                                                             ------------           ------------
                                                                               64,176,397             51,125,102

Members' Deficit
      Common membership interests                                              (7,838,092)              (704,450)
                                                                             ------------           ------------
                                                                             $ 66,705,430           $ 53,496,728
                                                                             ============           ============

                       See Notes to Financial Statements

                       WEST VIRGINIA PCS ALLIANCE, L.C.

                      CONDENSED STATEMENTS OF OPERATIONS

                                      For the three months ending June 30,              For the six months ending June 30,
                                     ---------------------------------------      -----------------------------------------
                                           2000                 1999                     2000                  1999
                                     -----------------    ------------------      --------------------  -------------------
Operating revenues:
     Subscriber revenue              $  2,701,954             $    250,421            $  4,372,627           $    406,942
     Wholesale revenue                    451,769                        -                 771,572                      -
     Equipment sales                      301,311                  102,261                 768,909                192,012
                                     ------------             ------------            ------------           ------------
                                        3,455,034                  352,682               5,913,108                598,954
                                     ------------             ------------            ------------           ------------
Operating expenses:
     Cost of sales                      2,105,789                  434,726               4,272,807                699,429
     Maintenance and support            1,609,367                1,074,938               3,014,662              1,859,659
     Depreciation and amortization        462,323                  423,549               1,163,880                691,679
     Customer operations                1,823,253                  882,656               3,505,069              1,574,985
     Corporate operations                 567,191                  598,571               1,026,470              1,006,053
                                     ------------             ------------            ------------           ------------
                                        6,567,923                3,414,440              12,982,888              5,831,805
                                     ------------             ------------            ------------           ------------

Operating Loss                         (3,112,889)              (3,061,758)             (7,069,780)            (5,232,851)

Interest income (expense)
     Interest income                      291,826                  105,950                 339,255                259,503
     Senior credit facility              (928,305)                (313,905)             (1,824,116)              (475,640)
                                     ------------             ------------            ------------           ------------
                                         (636,479)                (207,955)             (1,484,861)              (216,137)
                                     ------------             ------------            ------------           ------------

Net Loss                             $ (3,749,368)            $ (3,269,713)           $ (8,554,641)          $ (5,448,988)
                                     ============             ============            ============           ============

                       See Notes to Financial Statements

                                                 WEST VIRGINIA PCS ALLIANCE, L.C.

                                               CONDENSED STATEMENTS OF CASH FLOWS
                                             Six Months Ended June 30, 2000 and 1999

                                                                               2000                 1999
                                                                         ---------------      -----------------
Cash Flows From Operating Activities
Net loss                                                                   $ (8,554,641)          $ (5,448,988)
Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation                                                            1,377,891                687,568
      Amortization                                                                4,110                  4,111
      Amortization of gain on tower sale                                       (218,120)
      Changes in assets and liabilities
      (Increase) in:
           Accounts receivable                                               (1,497,763)              (311,989)
           Inventories                                                         (230,832)              (216,069)
           Prepaid expenses                                                     (71,835)               (55,892)
      Increase (decrease) in:
           Accounts payable                                                   2,613,233               (216,595)
           Advance billings and customer deposits                                 9,396                 (3,700)
           Accrued interest                                                      (5,434)                (6,003)
           Other accrued liabilities                                              9,310                 62,519
                                                                           ------------           ------------
              Net cash used in operating activities                          (6,564,685)            (5,505,038)
                                                                           ------------           ------------
Cash Flows From Investing Activities
      Purchase of property and equipment                                    (12,252,890)            (8,292,309)
      Proceeds from sale of towers                                           25,212,960                      -
      Increase in deferred charges/credits                                     (144,944)               (14,868)
      Increase in patronage capital certificates                               (192,718)                     -
                                                                           ------------           ------------
              Net cash provided by (used in) investing activities            12,622,408             (8,307,177)
                                                                           ------------           ------------
Cash Flows From Financing Activities
      Capital contributions, net                                              1,420,999              1,421,000
      Advances from (Repayments to) affiliates                                2,602,914             (2,284,423)
      Borrowings  on revolving credit agreements, net                        (1,000,000)                     -
      Proceeds from long-term borrowings                                        963,399             14,676,119
                                                                           ------------           ------------
              Net cash provided by financing activities                       3,987,312             13,812,696
                                                                           ------------           ------------
              Net increase in cash and cash equivalents                      10,045,035                    481
Cash and Cash Equivalents
Beginning                                                                         8,120                 10,254
                                                                           ------------           ------------
Ending                                                                     $ 10,053,155           $     10,735
                                                                           ============           ============

                      See Notes to Financial Statements

                       WEST VIRGINIA PCS ALLIANCE, L.C.

                    STATEMENTS OF MEMBERS' EQUITY (DEFICIT)
                                  (Unaudited)

                                                                 Common
                                                               Membership
                                                                Interests
                                                              ------------

Balance as of January 1, 1999                                 $ 11,162,026
     Capital contributions                                       1,421,000
     Net loss                                                   (2,179,278)
                                                              ------------


Balance as of March 31, 1999                                    10,403,748
     Net loss                                                   (3,269,708)
                                                              ------------


Balance as of June 30, 1999                                      7,134,040
     Net loss                                                   (3,146,097)
                                                              ------------


Balance as of  September 30, 1999                                3,987,943
     Net loss                                                   (4,692,393)
                                                              ------------


Balance as of December 31, 1999                                   (704,450)
     Capital contributions                                       1,421,000
     Net loss                                                   (4,805,274)
                                                              ------------


Balance as of March 31, 2000                                    (4,088,724)
     Net loss                                                   (3,749,368)
                                                              ------------


Balance as of June 30, 2000                                   $ (7,838,092)
                                                              ============

                      See Notes to Financial Statements

                        WEST VIRGINIA PCS ALLIANCE L.C.
                        -------------------------------

                         Notes to Financial Statements
                         -----------------------------


(1) In the opinion of the managing member of the Alliance, the accompanying financial statements which are unaudited, except for the balance sheet dated December 31, 1999, contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position as of June 30, 2000 and December 31, 1999 and the results of operations for the three months ended June 30, 2000 and 1999 and cash flows for the six months ended June 30, 2000 and 1999. The results of operations for the six months ended June 30, 2000 and 1999 are not necessarily indicative of the results to be expected for the full year.

(2) In March 2000, the Alliance sold 67 towers for $20.6 million to Crown Castle International Corp (Crown). In April 2000, the Alliance sold a total of 15 towers for $3.3 million to Crown. In connection with these transactions, the Alliance has certain future leaseback and other commitments. Accordingly, these gains have been deferred for book purposes and will be amortized over the life of the leaseback agreement.

(3) In January 2000, the members contributed $1.42 million to the Alliance, purchasing 78,944.44 Common Membership units.

(4) In July 2000, the Alliance borrowed $49.1 million from CFW Communications Company to payoff its indebtedness to the Rural Telephone Finance Cooperative (RTFC). The payoff included a prepayment fee of $.3 million. The Alliance's debt obligation to CFW bears interest at a rate equal to CFW's borrowing rate under its Senior Credit Facility (10.6% in July 2000) and matures in 2008.